Exhibit 10.1

THIRD MODIFICATION AGREEMENT

DATE:	As of February 2, 2016 (the "Effective Date")

PARTIES:	Borrower:	KNIGHT TRANSPORTATION, INC., an Arizona corporation

	Bank:	WELLS FARGO BANK, NATIONAL ASSOCIATION

RECITALS:

A. Bank has heretofore established a revolving line of credit (the "Loan") in the original maximum principal amount of $300,000,000 pursuant to that certain Amended and Restated Credit Agreement dated as of October 21, 2013, executed by and between Borrower and Bank, as modified by the First Modification Agreement dated as of February 27, 2015, and the Second Modification Agreement dated as of June 26, 2015 (the "Loan Agreement").

B. The Loan is evidenced by that certain Amended and Restated Revolving Credit Note dated as of October 21, 2013, executed by Borrower to the order of the Bank (as amended from time to time, the "Note").

C. The indebtedness and obligations of Borrower have been guaranteed by Knight 101 LLC, an Arizona limited liability company, Arizona Hay Press, LLC, an Arizona limited liability company, Knight Ag Sourcing, LLC, an Arizona limited liability company, Knight Port Services, LLC, an Arizona limited liability company, Knight Capital Growth, LLC, an Arizona limited liability company, Squire Transportation, LLC, an Arizona limited liability company, Knight Management Services, Inc., an Arizona corporation, Quad-K LLC, an Arizona limited liability company, Knight Truck & Trailer Services, LLC, an Arizona limited liability company, Knight Transportation Services, Inc., an Arizona corporation, Knight Logistics LLC, an Arizona limited liability company (formerly known as Knight Brokerage, LLC, an Arizona limited liability company), Knight Refrigerated, LLC, an Arizona limited liability company, Knight Air, LLC, an Arizona limited liability company, Kold Trans LLC, an Arizona limited liability company, Barr-Nunn Transportation, Inc., an Iowa corporation, Barr-Nunn Logistics, Inc., an Iowa corporation, and Sturgeon Equipment, Inc., an Iowa corporation (each individually a "Guarantor" and collectively the "Guarantors"), pursuant to the terms and conditions of those certain Continuing Guaranty agreements dated as of October 21, 2013 and February 27, 2015, as applicable, executed in favor of the Lender (collectively, the "Guaranty Agreements").

D. The Loan Agreement, the Note and all other documents related to or executed in connection with the Loan are referred to hereinafter, severally and collectively, as the "Loan Documents").

Now, therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

AGREEMENTS:

SECTION 1.	ACCURACY OF RECITALS; DEFINITIONS.

1.1 The parties acknowledge and agree that the Recitals are accurate.

1.2 Unless otherwise defined herein, all terms defined in the Loan Documents will have the same meanings when used herein.

SECTION 2.	MODIFICATION.

2.1 The definition of "Change in Control" in Section 1.1 of the Loan Agreement is hereby amended and restated as follows:

A "Change in Control" shall be deemed to have occurred if, after the date hereof, (a) any person or group (within the meaning of Rule 13d-3, as in effect on the date hereof, promulgated by the SEC under the 1934 Act), shall acquire, directly or indirectly, beneficially or of record, shares representing more than 50% of the aggregate ordinary voting power represented by the issued and outstanding capital stock of the Borrower; (b) a majority of the seats (other than vacant seats) on the board of directors become occupied by persons not members of said board on the date hereof that were either (i) not members of said board on October 13, 2013, or (ii) not approved by said board serving at the time of such approval; or (c) any person or group shall otherwise directly or indirectly Control the Borrower.

2.2 Each reference in any of the Loan Documents to the Loan Agreement is hereby amended to be a reference to the Loan Agreement as modified herein.

SECTION 3.	CONDITIONS PRECEDENT TO EFFECTIVENESS.

3.1 The agreements of Bank and the modifications contained herein shall not be binding upon Bank until Bank has executed and delivered this Agreement and Bank has received, at the expense of Borrower, the following, each of which must be acceptable to Bank in form and content:
(a) An original of this Agreement fully executed by Borrower and the Existing Guarantor.
(b) Payment to Bank of the Transaction Costs referred to in Section 4.5.

SECTION 4.	RATIFICATION OF DOCUMENTS; CERTAIN COVENANTS.

4.1 Borrower agrees that: (a) the Loan Documents, as modified by this Agreement, are the legal, valid, and binding obligations of Borrower and are in full force and effect, (b) the Loan Documents are unchanged, except as specifically modified by this Agreement, and (c) any and all property or rights to or interests in property granted as security in any of the Loan Documents shall remain as security for the Loan and the obligations of Borrower under the Loan Documents, as modified hereby.

4.2 Borrower hereby restates, as of the date of its execution hereof, each and every representation and warranty of Borrower in the Loan Documents, as fully as if set forth at length herein.

4.3 Borrower agrees that the occurrence of a default or event of default under any document evidencing or securing any credit accommodation heretofore, herewith or hereafter established by Bank in favor of Borrower will constitute a default under the Loan Documents, as amended hereby.

4.4 Borrower agrees to execute, deliver, and provide to Bank such additional agreements, documents, and instruments as reasonably required by Bank to effectuate the intent of this Agreement.

4.5 In consideration of Bank's agreement to modify the Loan Documents as described herein, Borrower hereby agrees to pay, in addition to other amounts called for herein, the following amounts related to the transaction described herein (the "Transaction Costs"): all costs and expenses arising from the prepara-tion of this Agreement and the documents called for herein, the monitoring and administration of the Loan, including, but not limited to, Bank's reasonable attorneys' fees and all other charges that may be imposed on, or incurred by Bank as a result of the transaction described herein.

4.6 Borrower agrees to indemnify and hold Bank (and Bank's present and former directors, shareholders, officers, employees, agents, representatives, successors and assigns, and their separate and respective heirs, personal representatives and successors and assigns) harmless from and against all claims, costs, expenses, actions, suits, proceedings, losses, damages and liabilities of any kind whatsoever (except those arising from the gross negligence or willful misconduct of Bank), including but not limited to attorneys' fees and expenses (including any allocated costs of Bank's in-house counsel), arising out of any matter relating, directly or indirectly, to the Loan, whether resulting from internal disputes of Borrower, or whether involving other third persons, or out of any other matter whatsoever related to this Agreement, the Loan Documents, or any property encumbered as security for the Loan. This indemnity provision will continue in full force and effect and will survive the repayment of the Loan and the performance of all of Borrower's other obligations with respect to the Loan.

4.7 Borrower fully, finally, and absolutely and forever releases and discharges Bank and its present and former directors, shareholders, officers, employees, agents, representatives, successors and assigns, and their separate and respective heirs, personal representatives, successors and assigns, from any and all actions, causes of action, claims, debts, damages, demands, liabilities, obligations, and suits, of whatever kind or nature, in law or equity of Borrower, whether now known or unknown to Borrower, and whether contingent or matured, in respect of the Loan, the Loan Documents, or the actions or omissions of Bank in respect of the Loan, the Loan Documents that arise from events occurring prior to the date of this Agreement, including, without limitation, the negotiation of this Agreement or any documents called for herein or related hereto.

SECTION 5.	MISCELLANEOUS.

5.1 Except as modified hereby, the Loan Documents remain unchanged and in full force and effect.

5.2 The Loan Documents, as modified herein, and all other documents called for herein or therein contain the complete understanding and agreement of Borrower and Bank in respect of the Loan and supersede all prior representations, warranties, agreements, arrangements, understandings, and negotiations. No provision of the Loan Documents, as modified herein, or any other document called for herein or therein may be changed, discharged, supplemented, terminated, or waived except in a writing signed by the parties thereto.

5.3 The Loan Documents, as modified herein, and all other documents called for herein or therein, are and shall be binding upon and shall inure to the benefit of Borrower, Bank and their respective successors and assigns.

5.4 This Agreement and all other documents called for herein or therein shall be governed by and construed in accordance with the laws of the State of Arizona, without giving effect to any conflict of laws principles.

5.5 Time is of the essence of this Agreement, each of the Loan Documents, as modified hereby, and all other documents called for herein or therein.

[signatures on following pages]

IN WITNESS WHEREOF, the parties execute this Agreement as of the Effective Date.

KNIGHT TRANSPORTATION, INC., an Arizona corporation

By:	/s/ David A. Jackson
David A. Jackson President & CEO

BORROWER

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Keri M. Tignini
Keri M. Tignini Senior Vice President

BANK

CONSENT AND AGREEMENT OF GUARANTOR

The undersigned guarantors hereby consent and agree to the foregoing Third Modification Agreement (the "Agreement").  Each guarantor hereby also agrees that its Continuing  Guaranty dated as of October 21, 2013 or February 27, 2015, as applicable, executed in favor of Lender (each a "Guaranty Agreement"), continues in full force and effect and otherwise remains unaffected and unchanged.  Each undersigned guarantor hereby ratifies and reaffirms its Guaranty Agreement in favor of Lender.  Each of the Guarantors further reaffirm that their obligations under the Guaranty Agreement are separate and distinct from Borrower's obligations and agrees to join in and be bound by all of the terms and provisions of the Agreement applicable to the Guarantors.
KNIGHT 101 LLC, an Arizona limited liability company

By:	/s/ David A. Jackson
David A. Jackson President & CEO

ARIZONA HAY PRESS, LLC, an Arizona limited liability company

By:	/s/ David A. Jackson
David A. Jackson President & CEO

KNIGHT AG SOURCING, LLC, an Arizona limited liability company

By:	/s/ David A. Jackson
David A. Jackson President & CEO

KNIGHT PORT SERVICES, LLC, an Arizona limited liability company

By:	/s/ David A. Jackson
David A. Jackson President & CEO

KNIGHT CAPITAL GROWTH, LLC, an Arizona limited liability company

By:	/s/ David A. Jackson
David A. Jackson President & CEO

SQUIRE TRANSPORTATION, LLC, an Arizona limited liability company

By:	/s/ David A. Jackson
David A. Jackson President & CEO

KNIGHT MANAGEMENT SERVICES, INC., an Arizona corporation

By:	/s/ David A. Jackson
David A. Jackson President & CEO

QUAD-K, LLC, an Arizona limited liability company

By:	/s/ David A. Jackson
David A. Jackson President & CEO

KNIGHT TRUCK & TRAILER SALES, LLC, an Arizona limited liability company

By:	/s/ David A. Jackson
David A. Jackson President & CEO

KNIGHT TRANSPORTATION SERVICES, INC., an Arizona corporation

By:	/s/ David A. Jackson
David A. Jackson President & CEO

KNIGHT BROKERAGE, LLC, an Arizona limited liability company

By:	/s/ David A. Jackson
David A. Jackson President & CEO

KNIGHT REFRIGERATED, LLC, an Arizona limited liability company

By:		/s/ David A. Jackson
David A. Jackson President & CEO

KNIGHT AIR LLC, an Arizona limited liability company

By:		Knight Transportation, Inc., an Arizona corporation
Its:		Member

	By:	/s/ David A. Jackson
David A. Jackson President & CEO

KOLD TRANS LLC, an Arizona limited liability company

By:		/s/ David A. Jackson
David A. Jackson Manager

BARR-NUNN TRANSPORTATION, INC., an Iowa corporation

By:		/s/ Adam Miller
Name:		Adam Miller
Its:		Assistant Treasurer

BARR-NUNN LOGISTICS, INC., an Iowa corporation

By:		/s/ Adam Miller
Name:		Adam Miller
Its:		Assistant Treasurer

STURGEON EQUIPMENT, INC., an Iowa corporation

By:		/s/ Adam Miller
Name:		Adam Miller
Its:		Assistant Treasurer

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